SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) : December 27, 1999

SALOMON BROTHERS MORTGAGE SECURITIES VII, INC., (as depositor under the Pooling and Servicing Agreement, dated February 1, 1999, which forms the Trust, which will issue the Salomon Brothers Mortgage Securities VII, Inc., Mortgage Pass-Through Certificates, Series 1999-2).


                SALOMON BROTHERS MORTGAGE  SECURITIES VII, INC.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-62737-03               13-3439681
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)


Seven World Trade Center, 29th Floor
New York, New York                                                10048
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (212) 783-5659

                                       N/A
         (Former name or former address, if changed since last report.)



                                   Page 1 of 4
                                                  This report consists of 10
                                                 consecutively numbered pages.

Item 5.    Other Events.

     This report and the attached exhibit is being filed pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended, with respect to the Registrant's Salomon Brothers Mortgage Securities VII, Inc., Mortgage Pass-Through Certificates, Series 1999-2 (the "Certificates"). The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of February 1, 1999 ( the "Agreement"), among Salomon Brothers Mortgage Securities VII, Inc., as depositor, Cendant Mortgage Corporation, as master servicer, and The Chase Manhattan Bank, as trustee. On December 27, 1999 distribution was made to the Certificateholders. Specific information with respect to this distribution is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibits are filed as part of this report:

                 Statement to Certificateholders on December 27, 1999, as Exhibit 99.1.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     THE CHASE MANHATTAN BANK,
                                     not in its individual capacity but solely as Trustee under the Agreement referred to herein



Date:    December 31, 1999           By:  /s/ Cynthia Kerpen
                                        Cynthia Kerpen
                                        Vice President

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits                    Page

        99.1             Monthly Certificateholder Statement on             5
                         December 27, 1999.

                                  Exhibit 99.1

              Monthly Certificateholder Statement on December 27, 1999

-----------------------------------------------------------------------------------------------------------------------------------
           SALOMON BROTHERS MORTGAGE SECURITIES VII, INC., MORTGAGE PASS-THROUGH CERTIFICATES SERIES 1999-2
                                           STATEMENT TO CERTIFICATEHOLDERS
                                                  December 27, 1999
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                                       PAGE #    1


-----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
        ORIGINAL        PRIOR                                                                                          CURRENT
        FACE            PRINCIPAL                                                       REALIZED       DEFERRED        PRINCIPAL
CLASS   VALUE           BALANCE            PRINCIPAL     INTEREST         TOTAL         LOSSES         INTEREST        BALANCE

-----------------------------------------------------------------------------------------------------------------------------------
A1_1     60,123,603.00   55,203,858.64   565,082.26    299,020.90    864,103.16        0.00        0.00  54,638,776.38
A1_2      9,545,000.00    9,545,000.00         0.00     49,713.54     49,713.54        0.00        0.00   9,545,000.00
A1_3      9,545,000.00    9,545,000.00         0.00     53,690.63     53,690.63        0.00        0.00   9,545,000.00
A1_4     15,000,000.00   15,000,000.00         0.00     81,250.00     81,250.00        0.00        0.00  15,000,000.00
A1_5     49,800,000.00   46,445,085.99   385,345.71    251,577.55    636,923.26        0.00        0.00  46,059,740.28
A1_6        200,000.00      200,000.00         0.00      1,083.33      1,083.33        0.00        0.00     200,000.00
A2       68,254,245.00   64,582,422.44   330,228.75    349,821.45    680,050.20        0.00        0.00  64,252,193.69
PO        1,904,951.79    1,765,962.40     3,076.66          0.00      3,076.66        0.00        0.00   1,762,885.74
B1        4,466,000.00    4,396,941.09     4,188.34     23,816.76     28,005.10        0.00        0.00   4,392,752.75
B2        2,010,000.00    1,978,918.92     1,885.02     10,719.14     12,604.16        0.00        0.00   1,977,033.90
B3          781,000.00      768,923.06       732.46      4,165.00      4,897.46        0.00        0.00     768,190.60
B4          782,000.00      769,907.85       733.37      4,170.33      4,903.70        0.00        0.00     769,174.48
B5          335,000.00      329,819.84       314.17      1,786.52      2,100.69        0.00        0.00     329,505.67
B6PO        558,364.57      549,980.11       516.85          0.00        516.85        0.00        0.00     549,463.26
RII             200.00            0.00         0.00          0.00          0.00        0.00        0.00           0.00
------------------------------------------------------------------------------------------------------------------------------
TOTALS  223,305,364.362  11,081,820.34 1,292,103.59  1,130,815.15  2,422,918.74    0.00    0.00    209,789,716.75
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
B6IO        558,364.57      549,980.11         0.00      2,979.06      2,979.06        0.00        0.00     549,463.26
B1_1      3,009,032.45    2,963,281.83     2,722.67     16,051.11     18,773.78        0.00        0.00   2,960,559.16
B1_2      1,456,967.55    1,433,659.26     1,465.67      7,765.65      9,231.32        0.00        0.00   1,432,193.59
B2_1      1,354,364.60    1,333,772.25     1,225.47      7,224.60      8,450.07        0.00        0.00   1,332,546.78
B2_2        655,635.40      645,146.67       659.55      3,494.54      4,154.09        0.00        0.00     644,487.12
B3_1        526,030.68      518,032.70       475.97      2,806.01      3,281.98        0.00        0.00     517,556.73
B3_2        254,969.32      250,890.36       256.49      1,358.99      1,615.48        0.00        0.00     250,633.87
B4_1        527,030.68      519,017.49       476.88      2,811.34      3,288.22        0.00        0.00     518,540.61
B4_2        254,969.32      250,890.36       256.49      1,358.99      1,615.48        0.00        0.00     250,633.87
B5_1        225,727.44      222,295.39       204.25      1,204.10      1,408.35        0.00        0.00     222,091.14
B5_2        109,272.56      107,524.45       109.92        582.42        692.34        0.00        0.00     107,414.53
B6PO_1      376,243.63      370,771.15       333.64          0.00        333.64        0.00        0.00     370,437.51
B6PO_2      182,120.94      179,208.96       183.21          0.00        183.21        0.00        0.00     179,025.75
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------


                                                                                   (C) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

-----------------------------------------------------------------------------------------------------------------------------------
           SALOMON BROTHERS MORTGAGE SECURITIES VII, INC., MORTGAGE PASS-THROUGH CERTIFICATES SERIES 1999-2
                                           STATEMENT TO CERTIFICATEHOLDERS
                                                  December 27, 1999
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                                       PAGE #   2

-----------------------------------------------------------------------------------------  -------------------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                           PASS-THROUGH RATES

                     PRIOR                                                      CURRENT                         CURRENT
                     PRINCIPAL                                                  PRINCIPAL                       PASS-THRU
CLASS  CUSIP         FACTOR         PRINCIPAL      INTEREST       TOTAL         FACTOR           CLASS          RATE

-------------------------------------------------------------------------------------------  ------------------------------------
A1_1   79548KG85    918.17282873  9.39867592   4.97343614     14.37211206   908.77415281         A1_1           6.500000 %
A1_2   79548KG93  1,000.00000000  0.00000000   5.20833316      5.20833316 1,000.00000000         A1_2           6.250000 %
A1_3   79548KH27  1,000.00000000  0.00000000   5.62500052      5.62500052 1,000.00000000         A1_3           6.750000 %
A1_4   79548KH35  1,000.00000000  0.00000000   5.41666667      5.41666667 1,000.00000000         A1_4           6.500000 %
A1_5   79548KH43    932.63224880  7.73786566   5.05175803     12.78962369   924.89438313         A1_5           6.500000 %
A1_6   79548KJ66  1,000.00000000  0.00000000   5.41665000      5.41665000 1,000.00000000         A1_6           6.500000 %
A2     79548KH76    946.20374806  4.83821556   5.12527023      9.96348579   941.36553250         A2             6.500000 %
PO                  927.03784383  1.61508549   0.00000000      1.61508549   925.42275834         PO             0.000000 %
B1     79548KH84    984.53674205  0.93782803   5.33290640      6.27073444   983.59891402         B1             6.500000 %
B2     79548KH92    984.53677612  0.93782090   5.33290547      6.27072637   983.59895522         B2             6.500000 %
B3     79548KJ25    984.53656850  0.93784891   5.33290653      6.27075544   983.59871959         B3             6.500000 %
B4     79548KJ33    984.53689258  0.93781330   5.33290281      6.27071611   983.59907928         B4             6.500000 %
B5     79548KJ41    984.53683582  0.93782090   5.33289552      6.27071642   983.59901493         B5             6.500000 %
B6PO   79548KJ58    984.98389681  0.92564971   0.00000000      0.92564971   984.05824711         B6PO           0.000000 %
-------------------------------------------------------------------------------------------      B1_1           6.500000 %
TOTALS              945.26085813  5.78626310  5.06398560      10.85024870   939.47459503         B1_2           6.500000 %
-------------------------------------------------------------------------------------------      B2_1           6.500000 %
                                                                                                 B2_2           6.500000 %
-------------------------------------------------------------------------------------------      B3_1           6.500000 %
IO                  945.26085813  0.00000000  0.26164513       0.26164513   939.47459503         B3_2           6.500000 %
B6IO                984.98389681  0.00000000  5.33533136       5.33533136   984.05824711         B4_1           6.500000 %
-------------------------------------------------------------------------------------------      B4_2           6.500000 %
                                                                                                 B5_1           6.500000 %
-------------------------------------------------------------------------------------------      B5_2           6.500000 %
B1_1                984.79557108  0.90483238  5.33430937       6.23914175    983.89073870        B6PO_1         0.000000 %
B1_2                984.00219003  1.00597299  5.33000889       6.33598188    982.99621704        B6PO_2         0.000000 %
B2_1                984.79556391  0.90483021  5.33430954       6.23913974    983.89073371        RII            6.500000 %
B2_2                984.00219085  1.00597070  5.33000506       6.33597576    982.99622016        ---------------------------
B3_1                984.79560166  0.90483316  5.33430864       6.23914179    983.89076850        IO             0.333738 %
B3_2                984.00215367  1.00596417  5.33001382       6.33597799    982.99618950        B6IO           6.500000 %
B4_1                984.79559103  0.90484296  5.33430046       6.23914342    983.89074807        ---------------------------
B4_2                984.00215367  1.00596417  5.33001382       6.33597799    982.99618950
B5_1                984.79560128  0.90485233  5.33430938       6.23916171    983.89074895
B5_2                984.00229664  1.00592500  5.32997488       6.33589988    982.99637164
B6PO_1              985.45495641  0.88676584  0.00000000       0.88676584    984.56819056
B6PO_2              984.01073484  1.00597987  0.00000000       1.00597987    983.00475497
-------------------------------------------------------------------------------------------  -----------------------------------
If there are any questions or problems with this statement, please contact the Administrator listed below:
                     ---------------------------------------
                                MICHAEL A. SMITH
                THE CHASE MANHATTAN BANK - STRUCTURED FINANCE SERVICES
                        450 WEST 33RD STREET, 14TH FLOOR
                            NEW YORK, NEW YORK 10001
                              TEL:  212/946-8552
                       Email: michael.a.smith@chase.com
                     ---------------------------------------



                                                                                   (C) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

-----------------------------------------------------------------------------------------------------------------------------------
           SALOMON BROTHERS MORTGAGE SECURITIES VII, INC., MORTGAGE PASS-THROUGH CERTIFICATES SERIES 1999-2
                                                       December 27, 1999
-----------------------------------------------------------------------------------------------------------------------------------


                                                                                                                        PAGE #   3


Sec. 4.02(iii)      Aggregate Amount of Servicing Compensation                                                          37,393.62

Sec. 4.02(iv)       Aggregate Amount of P&I Advances for each Sub-Pool 1                                                     0.00
Sec. 4.02(iv)       Aggregate Amount of P&I Advances for each Sub-Pool 2                                                     0.00

Sec. 4.02(v)        Aggregate Stated Principal Balance of the Mortgage Loans and any REO Properties for Sub-Pool 1 141,113,787.20
Sec. 4.02(v)        Aggregate Stated Principal Balance of the Mortgage Loans and any REO Properties for Sub-Pool 2  68,675,929.55

Sec. 4.02(vi)       Sub-Pool 1

                         Number of Mortgage Loans as of the related Due Period                                                457

                         Aggregate Principal Balance of Mortgage Loans as of the related Due Period                141,113,787.20

                         Weighted average remaining term to maturity as of the related Due Period                          345.00

                         Weighted average Mortgage Rate of the Mortgage Loans as of the related Due Period               7.13841%

Sec. 4.02(vi)       Sub-Pool 2

                         Number of Mortgage Loans as of the related Due Period                                                212

                         Aggregate Principal Balance of Mortgage Loans as of the related Due Period                 68,675,929.55

                         Weighted average remaining term to maturity as of the related Due Period                          342.00

                         Weighted average Mortgage Rate of the Mortgage Loans as of the related Due Period               6.68281%


Sec. 4.02(vii)      DELINQUENCIES

                 --------------------------------------------------------------------
                                        Group 1
                 --------------------------------------------------------------------
                  Category         Number        Principal Balance        Percentage
                 --------------------------------------------------------------------
                     0-30 days           0                  0.00              0.00 %
                    31-60 days           0                  0.00              0.00 %
                    61-90 days           0                  0.00              0.00 %
                    91-120 days          0                  0.00              0.00 %
                    121+ days            0                  0.00              0.00 %
                    Total                0                  0.00              0.00 %
                 --------------------------------------------------------------------

                 --------------------------------------------------------------------
                                        Group 2
                 --------------------------------------------------------------------
                  Category         Number        Principal Balance        Percentage
                 --------------------------------------------------------------------
                     0-30 days           0                  0.00              0.00 %
                    31-60 days           0                  0.00              0.00 %
                    61-90 days           0                  0.00              0.00 %
                    91-120 days          0                  0.00              0.00 %
                    121+ days            0                  0.00              0.00 %
                    Total                0                  0.00              0.00 %
                 --------------------------------------------------------------------

                 --------------------------------------------------------------------
                                        Group Totals
                 --------------------------------------------------------------------
                  Category         Number        Principal Balance        Percentage
                 --------------------------------------------------------------------
                     0-30 days           0                  0.00              0.00 %
                    31-60 days           0                  0.00              0.00 %
                    61-90 days           0                  0.00              0.00 %
                    91-120 days          0                  0.00              0.00 %
                    121+ days            0                  0.00              0.00 %
                    Total                0                  0.00              0.00 %
                 --------------------------------------------------------------------



                                                                                   (C) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

-----------------------------------------------------------------------------------------------------------------------------------
           SALOMON BROTHERS MORTGAGE SECURITIES VII, INC., MORTGAGE PASS-THROUGH CERTIFICATES SERIES 1999-2
                                                       December 27, 1999
-----------------------------------------------------------------------------------------------------------------------------------


                                                                                                                         PAGE #  4



Sec. 4.02(vii)      FORECLOSURE (Included in Delinquencies above)

                       --------------------------------------------------
                                        Group 1
                       --------------------------------------------------
                       Number        Principal Balance        Percentage
                       --------------------------------------------------
                            0                  0.00              0.00 %
                       --------------------------------------------------

                       --------------------------------------------------
                                        Group 2
                       --------------------------------------------------
                       Number        Principal Balance        Percentage
                       --------------------------------------------------
                            0                  0.00              0.00 %
                       --------------------------------------------------


Sec. 4.02(vii)      LOANS IN BANKRUPTCY (Included in Delinquencies above)

                       --------------------------------------------------
                                        Group 1
                       --------------------------------------------------
                       Number        Principal Balance        Percentage
                       --------------------------------------------------
                            0                  0.00              0.00 %
                       --------------------------------------------------

                       --------------------------------------------------
                                        Group 2
                       --------------------------------------------------
                       Number        Principal Balance        Percentage
                       --------------------------------------------------
                            0                  0.00              0.00 %
                       --------------------------------------------------


Sec. 4.02(viii)     REO Properties (Not Included in Delinquencies above)

                       --------------------------------------------------
                                        Group 1
                       --------------------------------------------------
                       Number        Principal Balance        Percentage
                       --------------------------------------------------
                            0                  0.00              0.00 %
                       --------------------------------------------------

                       --------------------------------------------------
                                        Group 2
                       --------------------------------------------------
                       Number        Principal Balance        Percentage
                       --------------------------------------------------
                            0                  0.00              0.00 %
                       --------------------------------------------------

Sec. 4.02(ix)       Aggregate Book Value of REO Loans                                                                        0.00





                                                                                   (C) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION


-----------------------------------------------------------------------------------------------------------------------------------
           SALOMON BROTHERS MORTGAGE SECURITIES VII, INC., MORTGAGE PASS-THROUGH CERTIFICATES SERIES 1999-2
                                                       December 27, 1999
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                                        PAGE #  5


Sec. 4.02(x)        Aggregate Principal Prepayment made during the related Prepayment Period                        868,864.59

Sec. 4.02(xi)       Aggregate Realized Losses made during the related Prepayment Period

                         Sub-Pool 1                                                                                          0.00

                         Sub-Pool 2                                                                                          0.00

Sec. 4.02(xii)      Aggregate Extraordinary Trust Fund Expenses withdrawn from the Collection Account
                    or the Distribution Account                                                                              0.00

Sec. 4.02(xvi)      Aggregate Prepayment Interest Shortfalls, to the extent not covered by the Master Servicer               0.00

Sec. 4.02(xvii)     Aggregate amount of Relief Act Interest Shortfall                                                        0.00

Sec. 4.02(xviii)    Applicable Bankruptcy Amount                                                                       100,000.00
                    Applicable Fraud Loss Amount                                                                     2,233,054.00
                    Applicable Special Hazard Amount                                                                 3,604,579.00

Sec. 4.02(xx)       Mortgage Loans as to which foreclosure proceeeding have been concluded                                   0.00

Sec. 4.02(xxi)      Mortgage Loans as to which a Final Liquidation has occurred

                         Number of loans                                                                                     0.00
                         Unpaid principal balance                                                                            0.00
                         Liquidated Proceeds                                                                                 0.00






                                                                                   (C) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

